SHARE PURCHASE AGREEMENT



               THIS AGREEMENT made this 31st day of January, 2001.


B E T W E E N :



               AMERICAN  ELECTRIC   AUTOMOBILE   COMPANY,   INC.  A  corporation
               incorporated pursuant to the Laws of the State of Delaware

               (hereinafter called the "Vendor")


                                                               OF THE FIRST PART

A N D :

               EDWARD F. MYERS Of the City of Bonita in the State of California

               (hereinafter called the "Purchaser")


                                                              OF THE SECOND PART


A N D:

               AMERICAN ELECTRIC AUTOMOBILE COMPANY (ASIA), INC. A corporation incorporated pursuant to the Laws of the State of California

               (hereinafter called "the Corporation")


                                                               OF THE THIRD PART


         WHEREAS the Vendor is the registered and beneficial owner of Four Thousand Five Hundred (4,500) Common Shares in the capital of the Corporation (the "Shares");

         AND WHEREAS the Vendor desires to sell and the Purchaser desires to purchase the Shares on the terms and conditions herein set forth;

         NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and premises herein contained, the parties hereto agree as follows:


TRUTH OF RECITALS

1. The parties hereto do hereby irrevocably and mutually acknowledge and confirm the truth of the foregoing recitals.


PURCHASE AND SALE OF SHARES

2.1 The Vendor hereby sells, assigns and transfers the Shares to the Purchaser and the Purchaser hereby purchases the Shares from the Vendor as, to and from the date hereof.

2.2 In full satisfaction for the sale of the Shares from the Vendor to the Purchaser, the Purchaser hereby pays to the Vendor the sum of ONE HUNDRED DOLLARS ($100.00).

2.3 The Corporation hereby consents to the transfer of shares from the Vendor to the Purchaser.


GENERAL PROVISIONS

3.1. The Vendor and the Purchaser shall do all acts and things as may be necessary or convenient in order to completely and effectually carry out the intention of the parties hereto, in respect of the transactions herein set out.

3.2  Time shall be of the essence of this Agreement and of every part hereof.

3.3 This Agreement shall be binding upon and enure to the benefit of the parties hereto and to their respective heirs, executors, administrators, legal representatives, successors and assigns.

3.4 This Agreement contains the entire agreement between the parties and may not be amended except in writing.

3.5 This Agreement shall be governed in accordance with the Laws of the Province of Ontario.

3.6  All amounts referred to herein shall be in United States Dollars.

3.7 This Agreement may be executed in several counterparts, and each of which when so executed shall be deemed to be an original and such counterparts together shall be but one and the same instrument.

3.8 Each of the parties hereto acknowledge that they have been advised to seek independent legal representation with respect to the contents of the herein Agreement and that they have been provided with a copy of the herein Agreement and have had the opportunity to consult with a lawyer of their choosing.

         IN WITNESS WHEREOF the parties hereto have duly executed this Agreement on the date first above written.

SIGNED, SEALED AND DELIVERED
         in the presence of
                                     American Electric Automobile Company, Inc.


                                     Per:     /s/ Pierre Quilliam
                                              -------------------

                                     Name:  Pierre Quilliam
                                     Title:  President
                                     I have authority to bind the Corporation



                                     /s/ Edward F. Myers
                                     -------------------
                                     Edward F. Myers




                                     American Electric Automobile Company
                                     (Asia) Inc.


                                     Per:  /s/ Edward F. Myers
                                          -------------------
                                     Name: Edward F. Myers
                                     Title: President
                                     I have authority to bind the Corporation